Exhibit 10.1

EXECUTIVE EMPLOYMENT AGREEMENT

(PROMOTIONAL)

This Promotional Executive Employment Agreement (the “Agreement”), effective the 6th day of June, 2008 (the “Effective Date”), by and between Tyson Foods, Inc., a Delaware corporation (“Company”), and any of its subsidiaries and affiliates (hereinafter collectively referred to as “Employer”), and LEATHERBY, DENNIS (hereinafter referred to as “Officer”).

WITNESSETH:

WHEREAS, Employer is engaged in a very competitive business, where the development and retention of extensive trade secrets and proprietary information is critical to future business success; and

WHEREAS, Officer, by virtue of Officer’s employment with Employer, is involved in the development of, and has access to, this critical business information, and, if such information were to get into the hands of competitors of Employer, Officer could do substantial business harm to Employer; and

WHEREAS, Employer has advised Officer that agreement to the terms of this Agreement, and specifically the non-compete and non-solicitation sections, is an integral part of this Agreement, and Officer acknowledges the importance of the non-compete and non-solicitation sections, and having reviewed the Agreement as a whole, is willing to commit to the restrictions as set forth herein;

NOW, THEREFORE, Employer and Officer, in consideration of the above and the terms and conditions contained herein, hereby mutually agree as follows:

1.         Duties. Officer shall perform the duties of EVP & Chief Financial Officer or shall serve in such other capacity and with such other duties for Employer as Employer shall from time to time prescribe. Officer shall perform all such duties with diligence and thoroughness. Officer shall be subject to and comply with all rules, policies, procedures, supervision and direction of Employer in all matters related to the performance of Officer’s duties.

2.         Term of Employment. The term of employment hereunder shall be for a period of five (5) years, commencing on the Effective Date and terminating on the fifth anniversary of the Effective Date, unless terminated prior thereto in accordance with the provisions of this Agreement (the period from the Effective Date to the earlier of the fifth anniversary of the Effective Date or any earlier termination of employment is referred to herein as the “Period of Employment”). Notwithstanding the expiration of the Period of Employment, regardless of the reason, and in addition to other obligations that survive the Period of Employment, the obligations of Officer under Sections 8 (b), (c), (d), (e), (f), (g), (h), and (i) shall continue in effect after the Period of Employment for the time periods specified in these sections.

3.         Compensation. For the services to be performed hereunder, Officer shall be compensated by Employer during the Period of Employment at the rate of not less than Four hundred fifty thousand dollars and 00/100 ($450,000.00) per year payable in accordance with Employer’s payroll practices, and in addition may receive awards under Employer’s annual bonus plan then in effect, subject to the discretion of the senior management of Employer. Such compensation will be subject to review from time to time when salaries of other officers and managers of Employer are reviewed for consideration of increases thereof.

4.         Participation in Benefit Programs. Officer shall be entitled to participate in any benefit programs generally applicable to officers of Employer adopted by Employer from time to time.

5.         Limitation on Outside Activities. Officer shall devote full employment energies, interest, abilities and time to the performance of Officer’s obligations hereunder and shall not, without the written consent of the Chief Executive Officer or the General Counsel of the Employer, render to others any service of any kind or engage in any activity which conflicts or interferes with the performance of Officer’s duties hereunder.

6.         Ownership of Officer’s Inventions.   All ideas, inventions, and other developments or improvements conceived by Officer, alone or with others, during Officer’s Period of Employment, whether or not during working hours, (i) that are within the scope of the business operations of Employer, (ii) that were developed at the direction of the Employer, or (iii) that relate to any of the work or projects of the Employer, are the exclusive property of Employer. Officer agrees to assist Employer, at Employer’s expense, to obtain patents on any such patentable ideas, inventions, and other developments, and agrees to execute all documents necessary to obtain such patents in the name of the Employer.

7.	Termination.

(a) Voluntary Termination. Officer may terminate Officer’s employment, including Officer’s retirement, where appropriate pursuant to this Agreement at any time by not less than ninety (90) days prior written notice to Employer. Upon receipt of such notice, Employer shall have the right, at its sole discretion, to accelerate Officer’s date of termination at any time during said notice period. Officer shall not be entitled to any compensation from Employer for any period beyond Officer’s actual date of termination, and Officer’s Stock Options, Performance Stock and Deferred Stock Award (each as hereinafter defined) shall be treated as provided in the award agreements pursuant to which such rights were granted. Officer shall not be entitled to a bonus for the fiscal year of the Employer in which such termination occurs.

(b) Employer Involuntary Termination. Employer shall be entitled, at its election and with or without cause, to terminate Officer’s employment pursuant to this Agreement upon written notice to Officer. Upon a termination by Employer, Employer shall continue to pay Officer at Officer’s current salary paid in the manner provided in Section 3 above for a period of eighteen months after the date of termination. In either event, Employer shall treat Officer’s Stock Options, Performance Stock and Deferred Stock Award as provided in the award agreements pursuant to which such equity rights were granted. Officer shall not be entitled to any bonus for the fiscal year of the Employer in which such termination by Employer occurs.

The Officer’s eligibility to receive benefits under this Section 7(b) shall be conditioned upon (i) the Officer’s execution of a General Release and Separation Agreement, and (ii) the General Release and Separation Agreement becoming effective after the lapse of any permitted or required revocation period without the associated revocation rights being exercised by Officer.

(c) Incapacity. If Officer is unable to perform Officer’s duties pursuant to this Agreement by reason of disability, Employer may terminate Officer’s employment pursuant to this Agreement by thirty (30) days written notice to Officer. If Officer is unable to perform Officer’s duties pursuant to this Agreement by reason of death, this Agreement shall immediately terminate. Officer’s Stock Options, Performance Stock and Deferred Stock Award in the event of a termination under this section shall be treated as provided in the award agreements pursuant to which such equity rights were granted. In the event of Officer’s death or disability, Officer, or Officer’s estate as applicable, shall receive a prorated bonus for the portion of time worked during the fiscal year of the Employer in which termination under this Section 7 (c) occurs, based upon the bonus received by Officer during the immediately prior fiscal year.

(d) Temporary Suspension of Payments.  Notwithstanding the foregoing, if the Officer is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code (and the regulations thereunder), to the extent that all or a portion of any payments due under Section 7 of this Agreement (including, without limitation the payment of salary, Stock Options, Performance Stock and Deferred Stock Awards) exceeds the amount, if any, that can be paid as separation pay that does not constitute a deferral of compensation under Section 409A of the Internal Revenue Code (and the regulations thereunder), or that otherwise can be paid without resulting in a failure under Section 409A(a)(1) of the Internal Revenue Code, payment shall be delayed until the later of six (6) months after the termination of employment or the date the payment would otherwise be made under Section 7.  Any payments that are so delayed shall be paid in one lump sum upon the date the delayed payments are to be made.

8. Additional Compensation, Confidential Information, Trade Secrets, Limitations on Solicitation and Non-Compete Clause.

(a)       Officer shall receive, in addition to all regular compensation for services as described in Section 3 of this Agreement, as additional consideration for signing this Agreement and for agreeing to abide and be bound by the terms, provisions and restrictions of this Section 8, the following:

(i)        An award of 41,398.7921 shares of Tyson Foods, Inc. Class A Common Stock (“Common Stock”) subject to the terms and conditions of a restricted stock grant agreement currently in use by the Employer for awards to officers generally.

(ii)      During Officer’s Period of Employment on grant dates to be specified by Employer consistent with Employer’s past practices for grants of options to Employees generally, a grant of 40,000 options on each such grant date to purchase shares of Common Stock, subject to the terms and conditions of the Tyson Foods, Inc. 2000 Stock

Incentive Plan (“Stock Plan”), and the option grant agreement currently in use on the date of grant by the Employer for officers generally.

(iii)      On the first business day of each of the Company's fiscal years during the Term of this Agreement, Officer shall receive a performance award payable in shares of Common Stock (referred to herein as “Performance Stock”) having an annual maximum aggregate value of $225,000.00 on the date of the award, subject to the terms and conditions of the Stock Plan and the form of performance award currently in use by the Employer for officers generally. Subject to the satisfaction of the performance criteria set forth in the applicable performance award agreement, the award made in a given fiscal year will vest two (2) business days after the Company publicly releases its earnings for the third completed fiscal year after the grant date (for example, an award made in 2010 shall vest two (2) business days after the Company publicly releases its earnings for the 2012 fiscal year).

(b)      Officer recognizes that, as a result of Officer’s employment hereunder (and Officer’s employment, if any, with Employer for periods prior to the Effective Date), Officer has had and will continue to have access to confidential information in multiple forms, electronic or otherwise, such confidential information including but not being limited to trade secrets, proprietary information, intellectual property, and other documents, data, and information concerning methods, processes, controls, techniques, formulas, production, distribution, purchasing, financial analysis, returns and reports (in addition if Officer is involved with marketing, sales or procurement Officer has had and will continue to have access to lists of customers, suppliers, vendors, and accounts, other sensitive information and data regarding the customers, suppliers, vendors, services, sales, pricing, and costs of Employer which are highly confidential and constitute trade secrets or confidential business information) which is the property of and integral to the operations and success of Employer, and therefore agrees to be bound by the provisions of this Section 8, which Officer agrees and acknowledges to be reasonable and necessary to protect legitimate and important business interests and concerns of Employer. Officer acknowledges that the information referred to above has independent economic value from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use.

Officer further acknowledges that Employer has taken all reasonable steps under the circumstances to maintain the secrecy and/or confidentiality of such information.

(c)      Officer agrees that Officer will not divulge to any person, nor use to the detriment of Employer, nor use in any business or process of manufacture competitive with or similar to any business or process of manufacture of Employer, at any time during Period of Employment or thereafter, any of the trade secrets and/or other confidential information of the Employer, whether in electronic form or otherwise, without first obtaining the express written permission of Employer. A trade secret shall include any information maintained as confidential and used by Employer in its business, including but not limited to a formula, pattern, compilation, program, device, method, technique or process that has value, actual or potential, from its confidentiality and from not being readily ascertainable to others who could also obtain value from such information. For purposes of this Section 8, the compilation of information used by Employer in its business shall include, without limitation, the identity of customers and suppliers and information reflecting their interests, preferences, credit-worthiness, likely receptivity to solicitation for participation in various transactions and related information obtained during the course of Officer’s employment with Employer.

(d)      Officer agrees that at the time of leaving the employ of Employer, Officer will deliver to Employer, and not keep or deliver to anyone else, any and all originals and copies, electronic or hard copy, of notebooks, memoranda, documents, communications, and, in general, any and all materials relating to the business of Employer, or constituting property of the Employer. Officer further agrees that Officer will not, directly or indirectly, request or advise any customers or suppliers of Employer to withdraw, curtail or cancel its business with Employer.

(e)      During Officer’s Period of Employment with the Employer and for a period of one (1) year after the expiration of the Period of Employment (it is expressly acknowledged that this clause is intended to survive the expiration of the Period of Employment), Officer will not directly or indirectly, in the United States, participate in any Position in any business in Direct Competition with the business of the Employer. The term “Direct Competition,” as used in this section, shall mean any business that directly competes against any line of business in which Officer was actively engaged during Officer’s employment with Employer. The term “Position,” as used in this section, includes a partner, director, holder of more than 5% of the outstanding voting shares, principal, executive, officer, manager or any employment or consulting position with an entity in Direct Competition with Employer, where Officer performs any duties which are substantially similar to those performed by the Officer during Officer’s employment with Employer. Officer acknowledges that a “substantially similar” position shall include any position in which Officer might be able to utilize the valuable, proprietary and confidential information to which Officer was exposed during Officer’s employment with Employer. It is acknowledged and agreed that the scope of the clause as set forth above is essential, because (i) a more restrictive definition of “Position” (e.g. limiting it to the “same” position with a competitor) will subject the Employer to serious, irreparable harm by allowing competitors to describe positions in ways to evade the operation of this clause, and substantially restrict the protection sought by Employer, and (ii) by allowing the Officer to escape the application of this clause by accepting a position designated as a “lesser” or “different” position with a competitor, the Employer is unable to restrict the Officer from providing valuable information to such competing entity to the harm of the Employer.

(f)       Officer recognizes that Officer possesses confidential information and trade secrets about other employees of Employer relating to their education, experience, skills, abilities, salary and benefits, and interpersonal relationships with customers and suppliers of Employer. Officer recognizes that the information Officer possesses about these other employees is not generally known, is of substantial value to Employer in securing and retaining customers and suppliers, and was acquired by Officer because of Officer’s business position with Employer. Officer agrees that during Officer’s Period of Employment hereunder, and for a period of three (3) years after the expiration of the Period of Employment (it is expressly acknowledged that this clause is intended to survive, if applicable, the expiration of the Period of Employment), Officer shall not, directly or indirectly, solicit or contact any employee or agent of Employer, with a view to or for the purposes of inducing or encouraging such employee or agent to leave the employ of Employer, for the purpose of being hired by Officer, any employer affiliated with Officer, or any competitor of Employer. Officer agrees that Officer will not convey any such confidential information or trade secrets about other employees to anyone.

(g)      Officer acknowledges that the restrictions contained in this Section 8 are reasonable and necessary to protect Employer’s interest in this Agreement and that any breach thereof will result in an irreparable injury to Employer for which Employer has no adequate remedy at law. Officer therefore agrees that, in the event Officer breaches any of the provisions contained in this Section 8, Employer shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary restraining order, (ii) preliminary and permanent injunctive relief, (iii) an equitable accounting of all profits or benefits arising out of such breach, (iv) direct, incidental and consequential damages arising from such breach; and/or (v) all reasonable legal fees and costs related to any actions taken by Employer to enforce Section 8.

(h)      Employer and Officer have attempted to specify a reasonable period of time, a reasonable area and reasonable restrictions to which this Section 8 shall apply. Employer and Officer agree that if a court or administrative body should subsequently determine that the terms of this Section 8 are greater than reasonably necessary to protect Employer’s interest, Employer agrees to waive those terms which are found by a court or administrative body to be greater than reasonably necessary to protect Employer’s interest and to request that the court or administrative body reform this Agreement specifying a reasonable period of time and such other reasonable restrictions as the court or administrative body deems necessary. Further, Officer agrees that Employer shall have the right to amend or modify this Section 8 as necessary to comport with the determination of any court or administrative body that such Section in this or a similar agreement entered into by Employer with any other officer or manager of Employer is greater than reasonably necessary to protect Employer’s interest.

(i) Officer further agrees that this Section 8, as well as the Sections 12 and 13 relating to choice of law and forum for resolution, are integral parts of this Agreement, and that should a court fail or refuse to enforce the restrictions contained herein in the manner expressly provided in Sections 8(a) through 8(g) above, the Employer shall recover from Officer, and the court shall award to the Employer, the consideration (or a pro-rata portion thereof to the extent these provisions are enforced but the time frame is reduced beyond that specified above) provided to and elected by Officer under the terms of Section 8(a) above (or the monetary equivalent thereof), its cost and its reasonable attorney’s fees. Officer acknowledges that such award is not intended as “liquidated damages” and is not exclusive to other remedies available to Employer. Instead such award is intended to ensure that Officer is not unjustly enriched as a result of retaining contract benefits not earned by Officer.

9. Termination for Egregious Circumstances. Notwithstanding any other provision of this Agreement, including the terms of Section 7 hereof, Employer may, at its sole and absolute discretion, terminate this Agreement, and Officer’s Period of Employment hereunder without any payment, liability or other obligation, in the event, (a) Officer engages in willful misconduct which results in injury to the Employer, or (b) Officer is convicted of a job-related felony or misdemeanor.

10. Modification. Except as otherwise specified in this Section 10, this Agreement contains all the terms and conditions agreed upon by the parties hereto, and no other agreements, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to exist or bind either of the parties hereto, except for (i) any pre-employment confidentiality agreement that may exist between the parties, (ii) the stock grant(s) of 20,676.6917 shares granted on October 4, 2004 of Common Stock (the “Prior Stock Grant(s)”) awarded to Officer under prior restricted stock grant agreement(s) (“Prior Agreement(s)”), which stock grant(s) shall continue and vest pursuant to the terms of the Prior Agreement(s) under which such grant(s) were made; (iii) the performance stock grant(s), IF ANY, of up to 0 shares granted on n/a (respectively) of Common Stock (the “Prior Performance Stock Grant(s)”) awarded to Officer under prior performance stock award agreement(s) (“Prior Performance Agreements”), which performance stock grant(s) shall continue and vest pursuant to the terms of the Prior Performance Agreement(s) under which such grants were made; or (iv) any other agreement or policy specifically referenced herein. The parties agree that the continuation of the Prior Stock Grant(s) and Prior Performance Stock Grants (if any) is additional consideration for the commitments made by Officer in Section 8 of this Agreement. Except for the preservation of the Prior Stock Grant(s) and Prior Performance Stock Grants (if any) as provided in this Section, this Agreement is intended to cancel and supercede the terms of the prior employment agreement between the Officer and the Company dated October 4, 2004. This Agreement cannot be modified except by a writing signed by both parties.

11. Assignment. This Agreement shall be binding upon Officer, Officer’s heirs, executors and personal representatives and upon Employer, its successors and assigns. Officer may not assign this Agreement, in whole or in part, without first obtaining the written consent of the Chief Executive Officer of Employer.

12. Applicable Law. Officer acknowledges that this Agreement is performable at various locations throughout the United States and specifically performable wholly or partly within the State of Delaware and consents to the validity, interpretation, performance and enforcement of this Agreement being governed by the internal laws of said State of Delaware, without giving effect to the conflict of laws provisions thereof.

13. Jurisdiction and Venue of Disputes. The courts of Washington County, Arkansas shall have exclusive jurisdiction and be the venue of all disputes between the Employer and Officer, whether such disputes arise from this Agreement or otherwise. In addition, Officer expressly waives any right Officer may have to sue or be sued in the county of Officer’s residence and consents to venue in Washington County, Arkansas.

14. Acceleration Upon a Change in Control. Upon the occurrence of a Change in Control (defined below) the restricted Common Stock, stock options, and Performance Stock that have been granted to Officer pursuant to an award agreement from the Employer under Sections 8(a)(i),(ii) and (iii), or which have otherwise been previously granted to Officer under an award agreement from the Employer; and which are unvested at the time of the Change in Control, will vest sixty (60) days after the Change in Control event occurs (unless vesting earlier pursuant to the terms of an award agreement). If the Officer is terminated by the Employer other than for egregious circumstances during such sixty (60) day period, all of the unvested restricted Common Stock, stock options, and Performance Stock granted pursuant to such award agreements will vest on the date of termination. For purposes of this provision, a performance stock award that vests upon a Change of Control will vest at the 100% or mid-level (not the 50% or 150% levels also expressed in the Award). For purposes of this Agreement, the term "Change in Control" shall have the same meaning as the term "Change in Control" as set forth in the Plan; provided, however, that a Change in Control shall not include any event as a result of which one or more of the following persons or entities possess, immediately after such event, over fifty percent (50%) of the combined voting power of the Employer or, if applicable, a successor entity: (a) Don Tyson; (b) individuals related to Don Tyson by blood, marriage or adoption, or the estate of any such individual; or (c) any entity (including, but not limited to, a partnership, corporation, trust or limited liability company) in which one or more individuals or estates described in clauses (a) and (b) hereof possess over fifty percent (50%) of the combined voting power or beneficial interests of such entity.  The Committee (as defined in the Stock Plan) shall have the sole discretion to interpret the foregoing provisions of this paragraph.

15. Severability. If, for any reason, any one or more of the provisions contained in this Agreement are held to be invalid, illegal or unenforceable in any respect, such invalidity,

illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

OFFICER ACKNOWLEDGES OFFICER HAS COMPLETELY READ THE ABOVE, HAS BEEN ADVISED TO CONSIDER THIS AGREEMENT CAREFULLY, AND HAS BEEN FURTHER ADVISED TO REVIEW IT WITH LEGAL COUNSEL OF OFFICER’S CHOOSING BEFORE SIGNING. OFFICER FURTHER ACKNOWLEDGES OFFICER IS SIGNING THIS AGREEMENT VOLUNTARILY, AND WITHOUT DURESS, COERCION, OR UNDUE INFLUENCE AND THEREBY AGREES TO ALL OF THE TERMS AND CONDITIONS CONTAINED HEREIN.

/s/ Dennis Leatherby
(Officer)

Corporate – Springdale
(Location)

6/6/08
(Date)

Tyson Foods, Inc.
By: /s/ Richard Bond
Title: Pres & CEO

TYSON FOODS, INC.

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”) is made and entered into as of June 6, 2008 (the “Grant Date”), by and between TYSON FOODS, INC., a Delaware corporation (the “Company”), and Dennis Leatherby (the “Employee”) SSN XXX-XX-XXXX.

Subject to the Additional Terms and Conditions attached hereto and incorporated herein by reference as part of this Agreement, the Company hereby awards as of the Grant Date to the Employee the restricted shares (“Restricted Shares”) described below (the “Restricted Stock Grant”) pursuant to the Tyson Foods, Inc. 2000 Stock Incentive Plan (the “Stock Plan”) in consideration of the Employee’s services to be rendered on behalf of the Company as contemplated by the terms of Officer’s most current Employment Agreement with the Company (the “Employment Agreement”).

A.	Grant Date: June 6, 2008

B.	Restricted Shares: 36,645.2367 shares of the Company’s Class A common stock, par value $.10 per share (“Common Stock”).

C.

Vesting Schedule: The Restricted Shares shall vest according to the Vesting Schedule attached hereto as Schedule 1. The Restricted Shares which have become vested pursuant to the Vesting Schedule are herein referred to as the “Vested Restricted Shares.”

IN WITNESS WHEREOF, the Company has executed this Agreement as of the Grant Date set forth above.

TYSON FOODS, INC.:

By:	/s/ Richard Bond

Title:

ADDITIONAL TERMS AND CONDITIONS OF

TYSON FOODS, INC.

RESTRICTED STOCK AGREEMENT

1.         Restricted Shares Held in Stock Plan Name. The Restricted Shares shall be issued in the name of the Stock Plan and held for the account and benefit of the Employee. The Committee (as defined in the Stock Plan) shall cause periodic statements of account to be delivered to the Employee, at such time or times as the Committee may determine in its sole discretion, showing the number of Restricted Shares held by the Stock Plan on behalf of the Employee. Subject to other Additional Terms and Conditions, the Committee shall cause one or more certificates to be delivered to the Employee as soon as administratively practicable following the date that any portion of the Restricted Shares become Vested Restricted Shares.

2.	Condition to Delivery of Vested Restricted Shares.

(a)    If Employee makes a timely election pursuant to Internal Revenue Code 83(b), in order to receive the Vested Restricted Shares, Employee must deliver to the Company, within thirty (30) days of making the election pursuant to Section 83(b) as to all or any portion of the Restricted Shares, either cash or a certified check payable to the Company in the amount of all of the tax withholding obligations (whether federal, state or local), imposed on the Company by reason of the making of an election pursuant to said Section 83(b),

(b)    If the Employee does not make a timely election pursuant to Section 83(b) of the Internal Revenue Code as to all of the Restricted Shares, the Employee may notify the Company in writing, which notice must be received by the Company at least thirty (30) days prior to the date Restricted Shares become Vested Restricted Shares, that the Employee wishes to pay all of the tax withholding obligations (whether federal, state or local) imposed on the Company by reason of the vesting of some or all of the Restricted Shares. In order to receive the Vested Restricted Shares, Employee must deliver to the Company within thirty (30) days of the vesting either cash or a certified check payable to the Company in the amount of all of the tax withholding obligations (whether federal, state or local) imposed on the Company by reason of the vesting of the Vested Restricted Shares to which the election applies.

(c)    If the Employee does not make a timely election pursuant to Section 83(b) of the Internal Revenue Code as provided in Section 2(a), or deliver a timely election to make a supplemental payment with cash or by certified check for tax withholding obligations as provided in Section 2(b) as to all or a portion of the Vested Restricted Shares, Employee will be deemed to have elected to have the actual number of Vested Restricted Shares reduced by the smallest number of whole shares of Common Stock which, when multiplied by the fair market value of the Common Stock, as determined by the Committee, on the Vesting Date (as defined in the attached Schedule 1) is sufficient to satisfy the amount of the tax withholding obligations imposed on the Company by reason of the vesting of the such Vested Restricted Shares (the “Withholding Election”). Employee understands and agrees that Employee’s signing of this Agreement will be deemed to be Employee’s election to make a

Withholding Election pursuant to this Section 2 and such other consistent terms and conditions prescribed by the Committee.

(d)    The Committee reserves the right to give no effect to a Withholding Election in which case the Employee will remain obligated to satisfy applicable tax withholding obligations with cash or by a certified check in the manner provided by the Committee. If the Committee elects not to give effect to the Withholding Election, it shall provide the Employee with written notice reasonably in advance of the applicable vesting event.

3.         Rights as Stockholder. Employee, or his permitted transferee under Section 4(d) below, shall have no rights as a stockholder with respect to the Restricted Shares until a stock certificate for the shares is issued in the name of the Stock Plan on the Employee’s behalf. Once any such stock certificate is issued and during the period that the Stock Plan holds the Restricted Shares, Employee shall be entitled to all rights associated with the ownership of shares of Common Stock not so held, except as follows: (a) if additional shares of Common Stock become issuable to Employee with respect to Restricted Shares due to an event described in Section 6 below, any stock certificate representing such shares shall be issued in the name of the Stock Plan and delivered to the Committee or its representative and those shares of Common Stock shall be treated as additional Restricted Shares and shall be subject to forfeiture to the same extent as the shares of Restricted Shares to which they relate; (b) if cash dividends are paid on any shares of Common Stock subject to the terms of this Agreement, those dividends shall be reinvested in shares of Common Stock and any stock certificate representing such shares shall be issued in the name of the Stock Plan and delivered to the Committee or its representative and those shares of Common Stock shall be treated as additional Restricted Shares and shall be subject to forfeiture to the same extent as any other Restricted Shares; and (c) Employee shall have no rights inconsistent with the terms of this Agreement, such as the restrictions on transfer described in Section 4 below. Employee shall be entitled to vote all Restricted Shares following issuance of the stock certificate representing those shares.

4.	Vesting, Forfeiture and Restrictions on Transfer of Restricted Shares.

(a) Generally. Those Restricted Shares which have become Vested Restricted Shares pursuant to the Vesting Schedule shall be considered as fully earned by the Employee, subject to the further provisions of Sections 4(b)(ii), 4(b)(v) or 4(c) below, as applicable, and the Company shall deliver certificates to the Employee as soon as administratively practicable following the Vesting Date. Any Restricted Shares which do not become Vested Restricted Shares in accordance with the Vesting Schedule as of the Employee’s termination of employment with the Company and/or its affiliates will be forfeited back to the Company.

(b)	Forfeitures upon Termination of Employment.

(i)     Termination by Employee. Upon a termination of employment with the Company and/or its affiliates effected by the Employee for any reason other than due to the Employee’s death or disability or, after attaining at least age 62, retirement, all Restricted Shares shall be forfeited as of the effective date of such termination of employment.

(ii)    Termination by Company Other Than for Egregious Circumstances. Upon a termination of the Employee’s employment with the Company and/or its affiliates effected by the Company for any reason other than Egregious Circumstances (as described in Section 4(b)(v)), the Employee shall become vested in the number of Restricted Shares provided in this Section 4(b)(ii) on the date of termination of employment, subject to the Employee’s execution of a Separation Agreement and General Release in favor of the Company. If less than sixty percent (60%) of the time frame between the Grant Date and the vesting date shown on Schedule 1 has elapsed, the number of Restricted Shares that are eligible to become Vested Restricted Shares pursuant to this Section 4(b)(ii) shall be the number that bears the same relation to all Restricted Shares as (1) the number of full calendar months elapsed from the Grant Date to the last date of Employee’s employment bears to (2) the number of full calendar months between the Grant Date and the Vesting Date, and the remaining Restricted Shares shall be forfeited. If at least sixty percent (60%) of the time frame between the Grant Date and Vesting Date has elapsed, all of the Restricted Shares shall fully vest and become Vested Restricted Shares. The Vested Restricted Shares shall be delivered within thirty (30) days from the date of the Employee’s execution of a Separation Agreement and General Release in favor of the Company. Notwithstanding the foregoing provisions of this Section 4(b)(ii), if the Employee refuses to sign, or elects to revoke during any permitted revocation period, the Separation Agreement and General Release, then the vesting of any Restricted Shares pursuant to this Section 4(b)(ii) shall not occur and all Restricted Shares shall be forfeited.

(iii)      Retirement. Upon the Employee’s approved retirement with the Company and/or its affiliates on or after attaining age 62, (A) if the last date of Employee’s employment is twelve (12) months or less from the Grant Date, all Restricted Shares shall be forfeited; or (B) if the last date of Employee’s employment is at least twelve (12) months and one day from the Grant Date, all of the Restricted Shares shall vest and become Vested Restricted Shares. The Restricted Shares that vest in accordance with Clause (B) of this Section 4(b)(iii) shall become Vested Restricted Shares as of the last date of Employee’s employment . Vested Restricted Shares shall be delivered within thirty (30) days after the Vesting Date.

(iv)       Death or Disability. Upon the Employee’s termination of employment with the Company and/or its affiliates due to death or disability, all of the Restricted Shares shall vest and become Vested Restricted Shares on the last date of Employee’s employment. Vested Restricted Shares shall be delivered within thirty (30) days after the Vesting Date.

(v)    Termination by Company for Egregious Circumstances. Upon a termination of the Employee’s employment with the Company and/or its affiliates effected by the Company for Egregious Circumstances (as defined in Employment Agreement), all Restricted Shares shall be forfeited as of the effective date of such termination of employment.

(c)        Certain Breaches of Employment Agreement. Notwithstanding anything to the contrary herein, if, at any time, the Company determines that the Employee has breached any of the terms, provisions and restrictions imposed upon Employee under the Employment Agreement, all of the Restricted Shares, including any Restricted Shares that have become

Vested Restricted Shares, shall be forfeited. Such forfeiture shall occur without limiting the Company’s other rights and remedies available under the Employment Agreement.

(d)    Restrictions on Transfer of Restricted Shares. Employee shall effect no disposition of Restricted Shares prior to the date that an unrestricted certificate for Vested Restricted Shares in his name is delivered to him by the Committee; provided, however, that this provision shall not preclude a transfer by will or the laws of descent and distribution in the event of the death of the Employee.

(e)        Legends. Employee agrees that the Company may endorse any certificates for Restricted Shares or Vested Restricted Shares with such legends to reflect the restrictions provided for herein or otherwise required by applicable federal or state securities laws. The Company need not register a transfer of the Restricted Shares and may also instruct its transfer agent not to register the transfer of the Restricted Shares unless the conditions specified in any legends are satisfied.

5.         Removal of Legend and Transfer Restrictions. Any restrictive legends and any related stop transfer instructions may be removed at the direction of the Committee and the Company shall issue necessary replacement certificates without that portion of the legend to the Employee as of the date that the Committee determines that such legend(s) and/or instructions are no longer applicable.

6.	Change in Capitalization.

(a)        The number and kind of Restricted Shares shall be proportionately adjusted to reflect a merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent (2%)) or other change in the capital structure of the Company in accordance with the terms of the Stock Plan. All adjustments made by the Committee under this Section shall be final, binding, and conclusive upon all parties.

(b)    The existence of the Stock Plan and the Restricted Stock Grant shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

7.         Governing Laws. This Agreement shall be construed, administered and enforced according to the laws of the State of Delaware.

8.         Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

9.         Notice. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

10.       Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

11.       Entire Agreement. Subject to the terms and conditions of the Stock Plan, and the provisions of Section 14 of the Employment Agreement, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter. In the event of any conflict between the provisions of the Stock Plan and the terms of this Agreement, the provisions of the Stock Plan will control. The Restricted Stock Grant has been made pursuant to the Stock Plan and an administrative record is maintained by the Committee indicating under which plan the Restricted Stock Grant is authorized.

12.       Violation. Any disposition of the Restricted Shares or any portion thereof shall be a violation of the terms of this Agreement and shall be void and without effect.

13.       Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

14.       Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

15.       No Right to Continued Retention. Neither the establishment of the Stock Plan nor the award of Restricted Shares hereunder shall be construed as giving Employee the right to a continued service relationship with the Company or an affiliate.

16.       Definitions. Any terms which are capitalized herein but not defined herein shall have the meaning set forth in the Stock Plan.

SCHEDULE 1

TO TYSON FOODS, INC.

RESTRICTED STOCK GRANT

Vesting Schedule

A.

Provided that the Employee continues to be employed by the Company or any affiliate on the applicable Vesting Date described in this Part A, the Restricted Shares shall become Vested Restricted Shares as follows:

Percentage of Shares

Which are Vested Restricted Shares	Vesting Date

100%	June 6, 2013

The events described in Sections 4(b)(ii), (iii) and (iv) of the Agreement, and Section 14 of the Employment Agreement, shall also be considered Vesting Dates. Except as otherwise provided in Sections 4(b)(ii), (iii) or (iv) of the Agreement, and Section 14 of the Employment Agreement, all Restricted Shares shall be forfeited if the Employee ceases to be employed by the Company (including any affiliate) prior to the applicable Vesting Date.

B.  The provisions of this Vesting Schedule are subject to, and limited by, all applicable provisions of the Agreement

TYSON FOODS, INC.

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”) is made and entered into as of June 6, 2008 (the “Grant Date”), by and between TYSON FOODS, INC., a Delaware corporation (the “Company”), and Dennis Leatherby (the “Employee”) SSN XXX-XX-XXXX.

Subject to the Additional Terms and Conditions attached hereto and incorporated herein by reference as part of this Agreement, the Company hereby awards as of the Grant Date to the Employee the restricted shares (“Restricted Shares”) described below (the “Restricted Stock Grant”) pursuant to the Tyson Foods, Inc. 2000 Stock Incentive Plan (the “Stock Plan”) in consideration of the Employee’s services to be rendered on behalf of the Company as contemplated by the terms of Officer’s most current Employment Agreement with the Company (the “Employment Agreement”).

A.	Grant Date: June 6, 2008

B.	Restricted Shares: 4,753.5554 shares of the Company’s Class A common stock, par value $.10 per share (“Common Stock”).

C.

Vesting Schedule: The Restricted Shares shall vest according to the Vesting Schedule attached hereto as Schedule 1. The Restricted Shares which have become vested pursuant to the Vesting Schedule are herein referred to as the “Vested Restricted Shares.”

IN WITNESS WHEREOF, the Company has executed this Agreement as of the Grant Date set forth above.

TYSON FOODS, INC.:

By:	/s/ Richard Bond

Title:

ADDITIONAL TERMS AND CONDITIONS OF

TYSON FOODS, INC.

RESTRICTED STOCK AGREEMENT

1.         Restricted Shares Held in Stock Plan Name. The Restricted Shares shall be issued in the name of the Stock Plan and held for the account and benefit of the Employee. The Committee (as defined in the Stock Plan) shall cause periodic statements of account to be delivered to the Employee, at such time or times as the Committee may determine in its sole discretion, showing the number of Restricted Shares held by the Stock Plan on behalf of the Employee. Subject to other Additional Terms and Conditions, the Committee shall cause one or more certificates to be delivered to the Employee as soon as administratively practicable following the date that any portion of the Restricted Shares become Vested Restricted Shares.

2.	Condition to Delivery of Vested Restricted Shares.

(a)    If Employee makes a timely election pursuant to Internal Revenue Code 83(b), in order to receive the Vested Restricted Shares, Employee must deliver to the Company, within thirty (30) days of making the election pursuant to Section 83(b) as to all or any portion of the Restricted Shares, either cash or a certified check payable to the Company in the amount of all of the tax withholding obligations (whether federal, state or local), imposed on the Company by reason of the making of an election pursuant to said Section 83(b),

(b)    If the Employee does not make a timely election pursuant to Section 83(b) of the Internal Revenue Code as to all of the Restricted Shares, the Employee may notify the Company in writing, which notice must be received by the Company at least thirty (30) days prior to the date Restricted Shares become Vested Restricted Shares, that the Employee wishes to pay all of the tax withholding obligations (whether federal, state or local) imposed on the Company by reason of the vesting of some or all of the Restricted Shares. In order to receive the Vested Restricted Shares, Employee must deliver to the Company within thirty (30) days of the vesting either cash or a certified check payable to the Company in the amount of all of the tax withholding obligations (whether federal, state or local) imposed on the Company by reason of the vesting of the Vested Restricted Shares to which the election applies.

(c)    If the Employee does not make a timely election pursuant to Section 83(b) of the Internal Revenue Code as provided in Section 2(a), or deliver a timely election to make a supplemental payment with cash or by certified check for tax withholding obligations as provided in Section 2(b) as to all or a portion of the Vested Restricted Shares, Employee will be deemed to have elected to have the actual number of Vested Restricted Shares reduced by the smallest number of whole shares of Common Stock which, when multiplied by the fair market value of the Common Stock, as determined by the Committee, on the Vesting Date (as defined in the attached Schedule 1) is sufficient to satisfy the amount of the tax withholding obligations imposed on the Company by reason of the vesting of the such Vested Restricted Shares (the “Withholding Election”). Employee understands and agrees that Employee’s signing of this Agreement will be deemed to be Employee’s election to make a

Withholding Election pursuant to this Section 2 and such other consistent terms and conditions prescribed by the Committee.

(d)    The Committee reserves the right to give no effect to a Withholding Election in which case the Employee will remain obligated to satisfy applicable tax withholding obligations with cash or by a certified check in the manner provided by the Committee. If the Committee elects not to give effect to the Withholding Election, it shall provide the Employee with written notice reasonably in advance of the applicable vesting event.

3.         Rights as Stockholder. Employee, or his permitted transferee under Section 4(d) below, shall have no rights as a stockholder with respect to the Restricted Shares until a stock certificate for the shares is issued in the name of the Stock Plan on the Employee’s behalf. Once any such stock certificate is issued and during the period that the Stock Plan holds the Restricted Shares, Employee shall be entitled to all rights associated with the ownership of shares of Common Stock not so held, except as follows: (a) if additional shares of Common Stock become issuable to Employee with respect to Restricted Shares due to an event described in Section 6 below, any stock certificate representing such shares shall be issued in the name of the Stock Plan and delivered to the Committee or its representative and those shares of Common Stock shall be treated as additional Restricted Shares and shall be subject to forfeiture to the same extent as the shares of Restricted Shares to which they relate; (b) if cash dividends are paid on any shares of Common Stock subject to the terms of this Agreement, those dividends shall be reinvested in shares of Common Stock and any stock certificate representing such shares shall be issued in the name of the Stock Plan and delivered to the Committee or its representative and those shares of Common Stock shall be treated as additional Restricted Shares and shall be subject to forfeiture to the same extent as any other Restricted Shares; and (c) Employee shall have no rights inconsistent with the terms of this Agreement, such as the restrictions on transfer described in Section 4 below. Employee shall be entitled to vote all Restricted Shares following issuance of the stock certificate representing those shares.

4.	Vesting, Forfeiture and Restrictions on Transfer of Restricted Shares.

(a)        Generally. Those Restricted Shares which have become Vested Restricted Shares pursuant to the Vesting Schedule shall be considered as fully earned by the Employee, subject to the further provisions of Sections 4(b)(ii), 4(b)(v) or 4(c) below, as applicable, and the Company shall deliver certificates to the Employee as soon as administratively practicable following the Vesting Date. Any Restricted Shares which do not become Vested Restricted Shares in accordance with the Vesting Schedule as of the Employee’s termination of employment with the Company and/or its affiliates will be forfeited back to the Company.

(b)	Forfeitures upon Termination of Employment.

(i)     Termination by Employee. Upon a termination of employment with the Company and/or its affiliates effected by the Employee for any reason other than due to the Employee’s death or disability or, after attaining at least age 62, retirement, all Restricted Shares shall be forfeited as of the effective date of such termination of employment.

(ii)    Termination by Company Other Than for Egregious Circumstances. Upon a termination of the Employee’s employment with the Company and/or its affiliates effected by the Company for any reason other than Egregious Circumstances (as described in Section 4(b)(v)), the Employee shall become vested in the number of Restricted Shares provided in this Section 4(b)(ii) on the date of termination of employment, subject to the Employee’s execution of a Separation Agreement and General Release in favor of the Company. If less than sixty percent (60%) of the time frame between the Grant Date and the vesting date shown on Schedule 1 has elapsed, the number of Restricted Shares that are eligible to become Vested Restricted Shares pursuant to this Section 4(b)(ii) shall be the number that bears the same relation to all Restricted Shares as (1) the number of full calendar months elapsed from the Grant Date to the last date of Employee’s employment bears to (2) the number of full calendar months between the Grant Date and the Vesting Date, and the remaining Restricted Shares shall be forfeited. If at least sixty percent (60%) of the time frame between the Grant Date and Vesting Date has elapsed, all of the Restricted Shares shall fully vest and become Vested Restricted Shares. The Vested Restricted Shares shall be delivered within thirty (30) days from the date of the Employee’s execution of a Separation Agreement and General Release in favor of the Company. Notwithstanding the foregoing provisions of this Section 4(b)(ii), if the Employee refuses to sign, or elects to revoke during any permitted revocation period, the Separation Agreement and General Release, then the vesting of any Restricted Shares pursuant to this Section 4(b)(ii) shall not occur and all Restricted Shares shall be forfeited.

(iii)      Retirement. Upon the Employee’s approved retirement with the Company and/or its affiliates on or after attaining age 62, (A) if the last date of Employee’s employment is twelve (12) months or less from the Grant Date, all Restricted Shares shall be forfeited; or (B) if the last date of Employee’s employment is at least twelve (12) months and one day from the Grant Date, all of the Restricted Shares shall vest and become Vested Restricted Shares. The Restricted Shares that vest in accordance with Clause (B) of this Section 4(b)(iii) shall become Vested Restricted Shares as of the last date of Employee’s employment . Vested Restricted Shares shall be delivered within thirty (30) days after the Vesting Date.

(iv)       Death or Disability. Upon the Employee’s termination of employment with the Company and/or its affiliates due to death or disability, all of the Restricted Shares shall vest and become Vested Restricted Shares on the last date of Employee’s employment. Vested Restricted Shares shall be delivered within thirty (30) days after the Vesting Date.

(v)    Termination by Company for Egregious Circumstances. Upon a termination of the Employee’s employment with the Company and/or its affiliates effected by the Company for Egregious Circumstances (as defined in Employment Agreement), all Restricted Shares shall be forfeited as of the effective date of such termination of employment.

(c)        Certain Breaches of Employment Agreement. Notwithstanding anything to the contrary herein, if, at any time, the Company determines that the Employee has breached any of the terms, provisions and restrictions imposed upon Employee under the Employment Agreement, all of the Restricted Shares, including any Restricted Shares that have become

Vested Restricted Shares, shall be forfeited. Such forfeiture shall occur without limiting the Company’s other rights and remedies available under the Employment Agreement.

(d)    Restrictions on Transfer of Restricted Shares. Employee shall effect no disposition of Restricted Shares prior to the date that an unrestricted certificate for Vested Restricted Shares in his name is delivered to him by the Committee; provided, however, that this provision shall not preclude a transfer by will or the laws of descent and distribution in the event of the death of the Employee.

(e)        Legends. Employee agrees that the Company may endorse any certificates for Restricted Shares or Vested Restricted Shares with such legends to reflect the restrictions provided for herein or otherwise required by applicable federal or state securities laws. The Company need not register a transfer of the Restricted Shares and may also instruct its transfer agent not to register the transfer of the Restricted Shares unless the conditions specified in any legends are satisfied.

5.         Removal of Legend and Transfer Restrictions. Any restrictive legends and any related stop transfer instructions may be removed at the direction of the Committee and the Company shall issue necessary replacement certificates without that portion of the legend to the Employee as of the date that the Committee determines that such legend(s) and/or instructions are no longer applicable.

6.	Change in Capitalization.

(a)        The number and kind of Restricted Shares shall be proportionately adjusted to reflect a merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent (2%)) or other change in the capital structure of the Company in accordance with the terms of the Stock Plan. All adjustments made by the Committee under this Section shall be final, binding, and conclusive upon all parties.

(b)    The existence of the Stock Plan and the Restricted Stock Grant shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

7.         Governing Laws. This Agreement shall be construed, administered and enforced according to the laws of the State of Delaware.

8.         Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

9.         Notice. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

10.       Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

11.       Entire Agreement. Subject to the terms and conditions of the Stock Plan, and the provisions of Section 14 of the Employment Agreement, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter. In the event of any conflict between the provisions of the Stock Plan and the terms of this Agreement, the provisions of the Stock Plan will control. The Restricted Stock Grant has been made pursuant to the Stock Plan and an administrative record is maintained by the Committee indicating under which plan the Restricted Stock Grant is authorized.

12.       Violation. Any disposition of the Restricted Shares or any portion thereof shall be a violation of the terms of this Agreement and shall be void and without effect.

13.       Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

14.       Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

15.       No Right to Continued Retention. Neither the establishment of the Stock Plan nor the award of Restricted Shares hereunder shall be construed as giving Employee the right to a continued service relationship with the Company or an affiliate.

16.       Definitions. Any terms which are capitalized herein but not defined herein shall have the meaning set forth in the Stock Plan.

SCHEDULE 1

TO TYSON FOODS, INC.

RESTRICTED STOCK GRANT

Vesting Schedule

A.

Provided that the Employee continues to be employed by the Company or any affiliate on the applicable Vesting Date described in this Part A, the Restricted Shares shall become Vested Restricted Shares as follows:

Percentage of Shares

Which are Vested Restricted Shares	Vesting Date

100%	October 4, 2009

The events described in Sections 4(b)(ii), (iii) and (iv) of the Agreement, and Section 14 of the Employment Agreement, shall also be considered Vesting Dates. Except as otherwise provided in Sections 4(b)(ii), (iii) or (iv) of the Agreement, and Section 14 of the Employment Agreement, all Restricted Shares shall be forfeited if the Employee ceases to be employed by the Company (including any affiliate) prior to the applicable Vesting Date.

B.  The provisions of this Vesting Schedule are subject to, and limited by, all applicable provisions of the Agreement